Worksport Launches COR Mobile Battery Generator and SOLIS Pickup Truck Bed Mounted Solar Array; Begins Online Sales at Worksport.com.

Worksport completes final stage of execution with launch, adding new, larger revenue stream opportunities and broader global markets for solar power generation and energy storage.

West Seneca, New York, December 01, 2025 - Worksport Ltd. (NASDAQ: WKSP) ("Worksport" or the "Company"), a U.S.-based innovator in advanced manufacturing, clean energy technologies and automotive accessories, serving both consumer and reseller markets, today announced that its next-generation Nano-Grid power system for pickup truck beds has now officially launched and is available for purchase, marking one of the most significant commercial milestones in the Company's history. The system combines the COR™ portable battery with the SOLIS™ Truck-Mounted Folding Solar Array, creating a compact clean-energy nano-grid that delivers renewable, portable, on-board power for light trucks, overlanding, work sites, emergency backup, and off-grid applications.

This launch represents the culmination of years of investment in engineering, field testing, validation, and market preparation. Worksport previously projected $2-3 million in SOLIS + COR revenue for its initial 2025 launch, with 8-figure growth potential in 2026 driven by both consumer and enterprise-scale channels.

A Closer Look at the Nano-Grid System

Combining two new Worksport products; a seamless, vehicle-mounted clean-power system is created, allowing 60M+ US pick-up trucks to generate, store, and use power anywhere. The first commercially available system of its kind.

COR™ Portable Battery System

• High-capacity modular energy storage (1kWh - 6kWH)

• Ruggedized, thermally stable design

• Fast-charge and modular architecture

• Engineered for real-world mobile use cases

• Do not need a pickup truck to own this product.

o Replaces your gas generator. Ideal for Jobsite, Campsite, or Worksite.

SOLIS™ Solar Tonneau Cover

• Intelligent, solar-integrated hard-folding cover

• Made in USA of U.S. and imported parts

• Generates renewable power directly into the COR

• Dual-function: secure truck bed + continuous clean-energy source

• Future Pathway to OEM Integration with direct EV Truck battery charging.

Launch pricing previously announced includes SOLIS at $1,999 to $2,499 depending on bed length and the COR Starter Kit at $949 for one HUB and one Battery.

What's in the box and why it matters: Each COR Battery provides about 1 kWh of usable energy (nominal 960 Wh). The COR HUB delivers 1,800 W continuous AC output with up to 2,000 W boost, with four 120 V outlets plus USB-A and USB-C for fast charging.

When paired with the largest SOLIS model, a COR Battery can recharge in approximately 2-3 hours under optimal conditions, supporting continuous off-grid operation by cycling batteries. This modular design helps right-size costs while supporting run-rate growth as users add capacity over time.

Commercialization at work: To seed launch demand and validate the supply chain, Worksport previously placed an opening purchase order exceeding $1 million covering 900 COR units plus 600 additional batteries with a Tier 1 global battery manufacturer. SOLIS will launch with 10+ models initially. Management has framed this as a foundational step toward scaling production and revenue as SOLIS and COR enter the market.

"Customers have asked for a clean, quiet alternative to gas generators that is practical for daily life," said Steven Rossi, Chief Executive Officer. "With SOLIS and COR now available to order, Worksport is delivering a portable nano-grid that fits the truck, scales with the user, and creates a growth engine for our energy platform. We believe this launch unlocks new lanes across overlanding, trades, fleets, and emergency readiness while building long-term value for our shareholders."

Order today and explore specifications and fitments at worksport.com. Sign up for launch updates: Worksport's Newsletter.

Figure 1. Worksport SOLIS + COR On A Pickup Truck Bed

Figure 2. Worksport COR Battery Being Utilized in the Home

Figure 3. Worksport SOLIS Solar Truck Bed Cover Featured On A Pickup Truck

Figure 4. Worksport COR Front and Back View

Contacts

Investor Relations, Worksport Ltd.  T: 1 (888) 554-8789-128

W: investors.worksport.com  W: www.worksport.com    E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport's hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy's website is terravisenergy.com.

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